UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2017

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in charter)

Delaware	333-211719	81-2587835
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

50 E. RiverCenter Boulevard
Covington, Kentucky 41011
(Address of principal executive offices)

(859) 815-3333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 14, 2017, Ashland LLC, a Kentucky limited liability company (the “Company”) and an indirect subsidiary of Ashland Global Holdings Inc., a Delaware corporation (“Ashland”), entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement, dated as of May 17, 2017 (the “Credit Agreement”), among the Company, as Borrower, The Bank of Nova Scotia, as Administrative Agent, each lender and letter of credit issuer party thereto and the other agents party thereto. The Amendment provides for a new $600 million seven-year senior secured term loan B facility (the “TLB Facility”) under the Credit Agreement.

In connection with the TLB Facility, Ashland issued a notice of redemption in respect of all of its outstanding 3.875% Senior Notes due 2018, of which approximately $659 million are currently outstanding. The redemption is scheduled to occur on June 26, 2017. As set forth in the redemption notice, Ashland's obligation to redeem the notes is subject to the condition that Ashland receives not less than $600 million in gross proceeds from borrowings under the TLB Facility, which condition has now been satisfied. Proceeds of borrowings under the TLB Facility, together with cash on hand, will be used to pay for the redemption.

At the Company’s option, loans issued under the TLB Facility will bear interest at either (x) LIBOR plus 2.00% per annum or (y) an alternate base rate plus 1.00% per annum. The TLB Facility may be prepaid at any time, subject to a prepayment premium if the prepayment is made on or prior to December 14, 2017 in connection with a Repricing Transaction (as defined in the Credit Agreement). The TLB Facility will amortize at a rate of 1.00% per annum (payable in equal quarterly installments) with the outstanding balance to be paid on May 17, 2024.

Except as otherwise provided in the Credit Agreement and subject to the following sentence, the guarantees, security provisions, events of default and covenants of the TLB Facility are substantially the same as those of the term loan A facilities and the Revolving Credit Facility under the Credit Agreement. The TLB Facility does not have the benefit of the financial maintenance covenants set forth in the Credit Agreement.

The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Credit Agreement has been previously filed with, and is described in, Ashland’s Current Report on Form 8-K dated May 18, 2017.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.  The following Exhibit is filed as part of this Report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1
Amendment No. 2 dated as of June 14, 2017, among Ashland LLC, as Borrower (the “Borrower”), certain subsidiaries of the Borrower, The Bank of Nova Scotia, as Administrative Agent (the “Administrative Agent”), and Citibank, N.A., as the Term B Lender, to the Credit Agreement dated as of May 17, 2017, among the Company, the Administrative Agent, each lender and letter of credit issuer party thereto and the other agents party thereto.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to Ashland’s plan to redeem its 3.875% Senior Notes due 2018. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make, including the acquisition of Pharmachem Laboratories, Inc. and its subsidiaries (“Pharmachem”) (including the possibility that Ashland may not realize the anticipated benefits of such transactions, such as the expected sales and growth opportunities, synergies and cost savings and the ability of Ashland to integrate the businesses of Pharmachem successfully and efficiently with Ashland’s businesses); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this report whether as a result of new information, future events or otherwise. Information on Ashland’s website is not incorporated into or a part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

Date: June 14, 2017	By:	/s/ Peter J. Ganz
Name: Peter J. Ganz
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1
Amendment No. 2 dated as of June 14, 2017, among Ashland LLC, as Borrower (the “Borrower”), certain subsidiaries of the Borrower, The Bank of Nova Scotia, as Administrative Agent (the “Administrative Agent”), and Citibank, N.A., as the Term B Lender, to the Credit Agreement dated as of May 17, 2017, among the Company, the Administrative Agent, each lender and letter of credit issuer party thereto and the other agents party thereto.